Deferred gains	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Deferred gains

42 Deferred gains

	2018	2017
At January 1	13	64
Income deferred	-	1
Disposals	-	-
Release to income statement	(1)	(5)
Net exchange differences	-	(2)
Transfers to disposal groups	-	(45)
At December 31	12	13

Transfers to disposal groups relates to the Aegon Ireland plc. business which is classified as held for sale per year-end 2017 and as a result the deferred gains are no longer included in the 2017 ending balance.